Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events
19.	Subsequent Events:

(a)
Elections Results and Payment of Special Dividend: On January 16, 2026, and based on shareholder elections, the dividend was paid in the form of approximately $9.3 million in cash and 7,378,575 shares of the Company’s common stock, as result the number of shares increased to 28,852,084. The number of common shares included for the common share dividend election was calculated based on the 20-day volume weighted average of the trading prices of the Company’s common shares on the Nasdaq Stock Market through December 4, 2025, or $3.8386 per share. As a result, the recognized Dividend payable of $37.6 million as presented in the accompanying balance sheets, was fully settled, with a corresponding increase in Additional paid-in capital of $28.3 million and a decrease in Cash and cash equivalents of $9.3 million.

(b)
Dividend from Castor Series D Preferred Shares: On January 15, 2026, the Company received from Castor a dividend from the Castor Series D Preferred Shares, amounting to $1,250,000 for the dividend period from October 15, 2025 to January 14, 2026.

(c)
Dividend from Robin Series A Preferred Shares: On January 15, 2026, the Company received from Robin a dividend from the Robin Series A Preferred Shares, amounting to $125,000 for the dividend period from October 15, 2025 to January 14, 2026.

(d)
Dividend on Series A Preferred Shares: On January 15, 2026, the Company paid to Castor a dividend on the Series A Preferred Shares, which was declared on December 30, 2025, amounting to $350,000 for the dividend period from October 15, 2025 to January 14, 2026.

(e)
Revolving Credit Facility: On March 30, 2026, four wholly-owned subsidiaries of the Company entered into a $60.0 million revolving credit facility (the "Facility") with a leading European Financial Institution. The Facility was partially drawn down by $15 million on April 2, 2026. The Facility has a tenor of five years from the first drawdown date, bears interest at Term SOFR plus a margin per annum, and is secured by first priority mortgages over the vessels M/T Wonder Altair, M/T Wonder Maia, LPG Dream Arrax and LPG Dream Vermax. The Company is required to maintain a security cover ratio of not less than 125%, a minimum liquidity amount of $250,000 in each mortgaged vessel's pledged deposit account and a quarterly dry-dock reserve of $20,000 per mortgaged vessel. The net proceeds are intended for general corporate purposes.